UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSRS


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-8215

Name of Fund:  MuniHoldings Fund II, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniHoldings Fund II, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 07/31/04

Date of reporting period: 08/01/03 - 01/31/04

Item 1 - Report to Shareholders



(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


MuniHoldings Fund II, Inc.


Semi-Annual Report
January 31, 2004



MuniHoldings Fund II, Inc. seeks to provide shareholders with current income exempt from Federal income taxes by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings Fund II, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and
(3) on the Securities and Exchange Commission's website at http://www.sec.gov.



MuniHoldings Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011



(GO PAPERLESS LOGO)
It's Fast, Convenient, & Timely!
To sign up today, go to www.icsdelivery.com/live.



MuniHoldings Fund II, Inc.



The Benefits and Risks of Leveraging


MuniHoldings Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred
Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Invesments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities. As of January 31, 2004, the percentage of the Fund's net assets invested in inverse floaters was 5.51%, before the deduction of Preferred Stock.



Swap Agreements


The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.



MUNIHOLDINGS FUND II, INC., JANUARY 31, 2004



A Letter From the President


Dear Shareholder

In my 35 years in the asset management business, 2003 was among the more memorable. The year, which opened with geopolitical turmoil, unrelenting economic uncertainty and a dismal continuation of a three-year equity market slump, vigorously reversed course in the months that followed.

As we entered 2004, the equity markets maintained their positive momentum from year-end 2003. For the six-month and 12-month periods ended January 31, 2004, the Standard & Poor's (S&P) 500 Index returned +15.23% and +34.57%, respectively. In the fixed income markets, investors willing to accept the greatest risk were rewarded the most. This trend held true in the municipal bond market, where high yield issues generally outperformed investment grade bonds. For the six-month and 12-month periods ended January 31, 2004, the Lehman Brothers Non-Investment Grade Index of municipal bonds posted respective returns of +9.99% and +15.33%.

The major signposts indicate that we are seeing a shift from economic growth fueled primarily by fiscal and monetary stimulus to a broader-based, self-sustaining economic expansion. Gross domestic product growth, which peaked at an annualized rate of 8.2% in the third quarter of 2003, is estimated at a more sustainable 4% in the fourth quarter. That level of growth is expected to repeat itself in the first quarter of 2004. For its part, the Federal Reserve Board has reiterated its willingness to keep short-term interest rates at current low levels to ensure the economy's strength.

Accompanying the increase in economic activity was an improvement in corporate earnings. By the end of January, 298 of the S&P 500 companies had reported their fourth-quarter results, and 67.4% of those exceeded expectations. In the meantime, the American consumer, who continued to spend despite the faltering economy, may get further incentive from another round of Federal tax refunds in 2004.

At Merrill Lynch Investment Managers, we believe events and efforts of 2003 leave us with a much stronger economy and the recent optimism suggests it is time for investors to consider what can go right in 2004. We encourage you to revisit your portfolio and your asset allocation strategy to ensure you are well positioned to take advantage of the opportunities that lie ahead.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



MUNIHOLDINGS FUND II, INC., JANUARY 31, 2004



A Discussion With Your Fund's Portfolio Manager


We continued to focus on increasing the Fund's yield and, to that end, performance benefited most from an overweight position in the high yield portion of the municipal bond market.


Discuss the recent market environment relative to municipal bonds.

Over the past six months, long-term fixed income interest rates generally declined as the U.S. economy gained strength. Gross domestic product growth expanded at an annualized rate of 8.2% in the third quarter of 2003, with fourth-quarter growth estimated at 4.0%. These figures were well above the 1.4% rate of growth registered in the first quarter of 2003. Improving economic conditions benefited equity markets, as the Standard & Poor's 500 Index, a widely recognized measure of U.S. stock market performance, returned +15.23% for the six months ended January 31, 2004. Despite the strong growth, the Federal Reserve Board seemed apt to leave short-term interest rates at their current low levels, citing subdued employment growth and the absence of material inflationary pressures.

While short-term interest rates remained at historic lows, long-term interest rates generally declined over the past six months. At the end of January 2004, long-term U.S. Treasury bond yields stood at 4.96%, having dropped 40 basis points (.40%) from six months earlier. In the tax-exempt bond market, long-term revenue bond yields also fell 40 basis points to 5.02%, as measured by the Bond Buyer Revenue Bond Index. Both 30-year and 10-year Aaa-rated municipal issues--the highest rated--saw their yields decrease approximately 50 basis points during the six-month period ended January 31, 2004, as reported by Municipal Market Data.

Although improving U.S. equity valuations took some attention away from fixed income markets, overall demand for tax-exempt products remained positive. With tax-exempt money market rates at or below 1% and low nominal municipal bond yields in general, many investors have moved increasingly further out on the municipal yield curve to generate the desired level of tax-exempt income. This gravitation toward longer maturities helped support the strong demand and performance exhibited by tax-exempt products during the period.

The municipal bond market's performance also benefited from a notable improvement in supply/demand dynamics. In recent months, the pace of new municipal bond issuance has greatly declined. For the 12 months ended January 31, 2004, municipalities issued more than $375 billion in new securities, an increase of approximately 5% compared to last year's issuance. Clearly, municipalities viewed the historically low interest rates over the past year as an opportunity to finance existing infrastructure needs and to refinance outstanding, higher-coupon debt. Over the past six months, however, new issuance fell 11.5% compared to the same period a year earlier. The decline was even more pronounced in the last three months, with a decrease of more than 13% compared to the same three months last year. This decline in supply helped strengthen the municipal market's positive technical position and enhanced recent performance. New-issue supply is expected to remain manageable in early 2004 and should help support the tax-exempt bond market's position as an attractive fixed income investment alternative.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended January 31, 2004, the Common Stock of MuniHoldings Fund II, Inc. had net annualized yields of 7.08% and 6.95%, based on a period-end per share net asset value of $14.34 and a per share market price of $14.61, respectively, and $.512 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +10.47%, based on a change in per share net asset value from $13.46 to $14.34, and assuming reinvestment of $.509 per share ordinary income dividends.

For the six-month period ended January 31, 2004, the Fund's Auction Market Preferred Stock (AMPS) had average yields of .82% for Series A and 1.57% for Series B.



MUNIHOLDINGS FUND II, INC., JANUARY 31, 2004



The Fund's return, based on net asset value, outpaced the +9.69% average return of its comparable Lipper category of General Municipal Debt Funds (Leveraged) for the six-month period ended January 31, 2004. (Funds in this Lipper category invest primarily in municipal debt issues rated in the top four credit-rating categories. These funds can be leveraged via use of debt, preferred equity and/or reverse repurchase agreements.) The Fund's strong relative performance is attributed to our focus on yield and an overweight position in spread product - that is, lower-quality issues that traditionally offer higher yields than higher-quality issues with comparable maturities. Credit spreads contracted significantly in recent months, reflecting investors' increased appetite for higher yields and willingness to assume the associated risk. The Fund's yield and total return benefited as a result.

Our exposure to the high yield sector emphasized corporate-backed municipal debt. Our position in the airline sector, for example, benefited performance significantly as the outlook for an economic recovery and strong third-quarter earnings increased demand for the sector. In addition to airlines, spreads narrowed considerably in other sectors, including convention centers, chemical companies, paper and pulp companies and refineries.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment return based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

We began reducing the Fund's exposure to spread product about midway through the six-month period given the significant outperformance of the high yield sector. We have since shifted to a hold strategy. We have seen considerable demand in the municipal high yield market within the past several months combined with a dearth of new issuance. This has created a strong market from a technical perspective. We anticipate that spreads will continue to narrow until demand for high yield instruments subsides or supply increases. We intend to revisit our strategy and will consider reducing our exposure to spread product toward the end of the first quarter of 2004.

In terms of leverage, the Fund's borrowing costs remained between ..75% - 1.60% during the period. These attractive funding levels, in combination with a steep tax-exempt yield curve, generated a significant income benefit to the Fund's Common Stock shareholders. Further declines in the Fund's borrowing costs would require significant easing of monetary policy by the Federal Reserve Board. While such action is not expected, neither is an imminent increase in short-term interest rates. We expect short-term borrowing costs to remain near current attractive levels for the coming months. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline, and as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, based on AMPS, was 35.31% of total assets. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)


How would you characterize the portfolio's position at the close of the period?

We believe the Fund is well positioned for a stable-to-rising interest rate environment. In our opinion, the economy is on track for continued growth, which we expect should push interest rates higher over time. Under these conditions, we will continue to focus on maintaining the Fund's competitive yield while seeking to mute net asset value volatility as interest rates move.

As the economy improves and corporate earnings grow, credit spreads should continue to narrow. We will monitor these trends closely to determine the most prudent time to reduce our exposure and take profits from our positions in spread product.


Robert A. DiMella
Vice President and Portfolio Manager


February 13, 2004



MUNIHOLDINGS FUND II, INC., JANUARY 31, 2004


Schedule of Investments                                                                                      (In Thousands)

                S&P       Moody's  Face
State           Ratings   Ratings  Amount    Municipal Bonds                                                       Value
Alabama--2.8%   AAA       Aaa      $  4,000  Jefferson County, Alabama, Sewer Revenue Bonds, Series D, 5.70%
                                             due 2/01/2007 (b)(h)                                                 $   4,490

Arizona--3.9%   BBB       Baa1        1,000  Arizona Health Facilities Authority Revenue Bonds (Catholic
                                             Healthcare West), Series A, 6.625% due 7/01/2020                         1,110
                NR*       Caa3        2,800  Phoenix, Arizona, IDA, Airport Facility Revenue Refunding Bonds
                                             (America West Airlines Inc. Project), AMT, 6.30% due 4/01/2023           2,247
                                             Pima County, Arizona, IDA, M/F Housing Revenue Bonds (Columbus
                                             Village), Series A (f):
                AAA       NR*           585      6% due 10/20/2031                                                      642
                AAA       NR*           770      6.05% due 10/20/2041                                                   842
                NR*       NR*         1,325  Show Low, Arizona, Improvement District No. 5, Special Assessment
                                             Bonds, 6.375% due 1/01/2015                                              1,386

California--    AAA       Aaa         2,000  Benicia, California, Unified School District, GO, Refunding,
22.1%                                        Series A, 5.615%** due 8/01/2020 (b)                                       894
                BBB       Baa1        5,250  California State, GO, Refunding, 5.375% due 10/01/2027                   5,336
                BBB-      Baa2        5,200  California State Public Works Board, Lease Revenue Bonds
                                             (Department of Corrections), Series C, 5.25% due 6/01/2028               5,202
                A-        A2          4,000  Chula Vista, California, IDR, Refunding (San Diego Gas & Electric
                                             Co.), AMT, Series A, 6.75% due 3/01/2023                                 4,015
                                             Golden State Tobacco Securitization Corporation of California,
                                             Tobacco Settlement Revenue Bonds:
                BBB       Baa2          870      Series A-3, 7.875% due 6/01/2042                                       937
                BBB-      Baa2        2,000      Series B, 5.75% due 6/01/2021                                        2,129
                BBB-      Baa2        1,330      Series B, 5.625% due 6/01/2033                                       1,343
                BBB-      Baa2        2,690      Series B, 5.50% due 6/01/2043                                        2,660
                                             Sacramento County, California, Sanitation District, Financing
                                             Authority Revenue Refunding Bonds (e):
                AA        Aa3         1,000      RIB, Series 366, 10.522% due 12/01/2027                              1,153
                AA        Aa3         2,500      Trust Receipts, Class R, Series A, 10.695% due 12/01/2019            2,939
                                             San Marino, California, Unified School District, GO, Series A (d):
                AAA       Aaa         1,820      5.50%** due 7/01/2017                                                  981
                AAA       Aaa         1,945      5.55%** due 7/01/2018                                                  988
                AAA       Aaa         2,070      5.60%** due 7/01/2019                                                  989
                AAA       Aaa         5,000  Tracy, California, Area Public Facilities Financing Agency,
                                             Special Tax Refunding Bonds (Community Facilities District
                                             Number 87-1), Series H, 5.875% due 10/01/2019 (d)                        5,583

Colorado--1.9%  NR*       NR*         1,890  Elk Valley, Colorado, Public Improvement Revenue Bonds (Public
                                             Improvement Fee), Series A, 7.10% due 9/01/2014                          1,956
                BB+       Ba1         1,110  Northwest Parkway, Colorado, Public Highway Authority Revenue
                                             Bonds, First Tier, Sub-Series D, 7.125% due 6/15/2041                    1,141



Portfolio Abbreviations


To simplify the listings of MuniHoldings Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT   Alternative Minimum Tax (subject to)
EDA   Economic Development Authority
GO    General Obligation Bonds
HDA   Housing Development Authority
IDA   Industrial Development Authority
IDR   Industrial Development Revenue Bonds
M/F   Multi-Family
PCR   Pollution Control Revenue Bonds
RIB   Residual Interest Bonds
RITR  Residual Interest Trust Receipts



MUNIHOLDINGS FUND II, INC., JANUARY 31, 2004


Schedule of Investments (continued)                                                                          (In Thousands)

                S&P       Moody's  Face
State           Ratings   Ratings  Amount    Municipal Bonds                                                       Value
Florida--7.2%   NR*       NR*      $    265  Bonnet Creek Resort, Florida, Community Development District,
                                             Special Assessment Revenue Bonds, 7.50% due 5/01/2034                $     281
                AA-       A3          5,000  Broward County, Florida, Resource Recovery Revenue Refunding
                                             Bonds (Wheelabrator South Broward), Series A, 5.375% due 12/01/2009      5,557
                BBB-      Baa1        1,900  Hillsborough County, Florida, IDA, PCR, Refunding (Tampa Electric
                                             Company Project), 5.10% due 10/01/2013                                   1,922
                A-        A2          3,490  Orange County, Florida, Health Facilities Authority, Hospital
                                             Revenue Bonds (Orlando Regional Healthcare), 6% due 12/01/2028           3,701

Georgia--0.8%   NR*       NR*         1,250  Atlanta, Georgia, Tax Allocation Revenue Bonds (Atlantic Station
                                             Project), 7.90% due 12/01/2024                                           1,294

Idaho--1.2%     BB+       Ba3         2,000  Power County, Idaho, Industrial Development Corporation, Solid
                                             Waste Disposal Revenue Bonds (FMC Corporation Project), AMT, 6.45%
                                             due 8/01/2032                                                            1,954

Illinois--1.9%  NR*       NR*         1,000  Chicago, Illinois, Special Assessment Bonds (Lake Shore East),
                                             6.75% due 12/01/2032                                                     1,004
                AA        Aa2         2,000  Illinois HDA, Homeowner Mortgage Revenue Bonds, AMT, Sub-Series C-2,
                                             5.25% due 8/01/2022                                                      2,061

Indiana--1.7%   NR*       NR*         2,595  Indiana State Educational Facilities Authority, Revenue Refunding
                                             Bonds (Saint Joseph's College Project), 7% due 10/01/2029                2,752

Kentucky--0.6%  NR*       NR*         1,165  Kenton County, Kentucky, Airport Board, Special Facilities Revenue
                                             Bonds (Mesaba Aviation Inc. Project), AMT, Series A, 6.625% due
                                             7/01/2019                                                                  895

Louisiana--     B         NR*         1,150  Hodge, Louisiana, Utility Revenue Refunding Bonds (Stone Container
0.8%                                         Corporation), AMT, 7.45% due 3/01/2024                                   1,196

Maine--2.3%     AA+       Aa1         3,500  Maine State Housing Authority, Mortgage Purchase Revenue Refunding
                                             Bonds, Series B, 5.30% due 11/15/2023                                    3,651

Maryland--1.5%  NR*       Baa3        1,250  Maryland State Economic Development Corporation, Student Housing
                                             Revenue Bonds (University of Maryland College Park Project), 6.50%
                                             due 6/01/2027                                                            1,351
                NR*       NR*         1,050  Maryland State Energy Financing Administration, Limited Obligation
                                             Revenue Bonds (Cogeneration--AES Warrior Run), AMT, 7.40% due
                                             9/01/2019                                                                1,071

Massachusetts--                              Massachusetts State Development Finance Agency Revenue Bonds
1.9%                                         (Neville Communities Home), Series A (f):
                AAA       NR*           600      5.75% due 6/20/2022                                                    664
                AAA       NR*         1,500      6% due 6/20/2044                                                     1,653
                BB+       NR*         1,000  Massachusetts State Development Finance Agency, Revenue Refunding
                                             Bonds (Eastern Nazarine College), 5.625% due 4/01/2029                     754

Michigan--6.7%  BBB       Baa2        2,630  Delta County, Michigan, Economic Development Corporation,
                                             Environmental Improvement Revenue Refunding Bonds (Mead
                                             Westvaco--Escanaba), Series A, 6.25% due 4/15/2027                       2,782
                BBB-      Baa3        1,100  Flint, Michigan, Hospital Building Authority, Revenue Refunding
                                             Bonds (Hurley Medical Center), 6% due 7/01/2020                          1,056
                B         Ba1         2,000  Michigan State Hospital Finance Authority, Revenue Refunding
                                             Bonds (Detroit Medical Center Obligation Group), Series A, 6.50%
                                             due 8/15/2018                                                            1,483
                AAA       Aaa         5,000  Michigan State Strategic Fund, Limited Obligation Revenue Refunding
                                             Bonds (Detroit Edison Company Project), AMT, Series C, 5.65% due
                                             9/01/2029 (i)                                                            5,297

Minnesota--     A-        NR*         1,680  Minneapolis, Minnesota, Community Development Agency, Supported
4.8%                                         Development Revenue Refunding Bonds (Common Bond), Series G-3,
                                             5.35% due 12/01/2021                                                     1,758
                                             Rockford, Minnesota, Independent School District Number 883, GO (c):
                AAA       Aaa         2,870      5.60% due 2/01/2019                                                  3,208
                AAA       Aaa         2,390      5.60% due 2/01/2020                                                  2,667

Mississippi--                                Mississippi Business Finance Corporation, Mississippi, PCR,
2.9%                                         Refunding (System Energy Resources Inc. Project):
                BBB-      Ba1         2,500      5.875% due 4/01/2022                                                 2,508
                BBB-      Ba1         2,050      5.90% due 5/01/2022                                                  2,060

Missouri--2.0%                               Fenton, Missouri, Tax Increment Revenue Refunding and Improvement
                                             Bonds (Gravois Bluffs):
                NR*       NR*           995      6.75% due 10/01/2015                                                 1,031
                NR*       NR*         1,000      7% due 10/01/2021                                                    1,086
                BBB+      Baa1        1,000  Missouri State Development Finance Board, Infrastructure Facilities
                                             Revenue Refunding Bonds (Branson), Series A, 5.50% due 12/01/2032        1,019


MUNIHOLDINGS FUND II, INC., JANUARY 31, 2004


Schedule of Investments (continued)                                                                          (In Thousands)

                S&P       Moody's  Face
State           Ratings   Ratings  Amount    Municipal Bonds                                                       Value
New Jersey--                                 New Jersey EDA, Retirement Community Revenue Bonds, Series A:
7.1%            NR*       NR*      $  1,000      (Cedar Crest Village Inc. Facility), 7.25% due 11/15/2031        $   1,019
                NR*       NR*         2,000      (Seabrook Village Inc.), 8.125% due 11/15/2023                       2,083
                B         Caa2        2,000  New Jersey EDA, Special Facility Revenue Bonds (Continental
                                             Airlines Inc. Project), AMT, 6.625% due 9/15/2012                        1,904
                                             New Jersey Health Care Facilities Financing Authority Revenue
                                             Bonds:
                BB+       NR*         1,250      (Pascack Valley Hospital Association), 6.625% due 7/01/2036          1,284
                NR*       Baa1        2,375      (South Jersey Hospital), 6% due 7/01/2026                            2,483
                BBB       Baa2        2,575  Tobacco Settlement Financing Corporation of New Jersey Revenue
                                             Bonds, 7% due 6/01/2041                                                  2,610

New Mexico--    BBB-      Baa3        3,675  Farmington, New Mexico, PCR, Refunding (Public Service Company--
2.3%                                         San Juan Project), Series A, 5.80% due 4/01/2022                         3,695

New York--      NR*       NR*           415  New York City, New York, City IDA, Civic Facility Revenue Bonds,
16.5%                                        Series C, 6.80% due 6/01/2028                                              432
                BB+       Ba2           825  New York City, New York, City IDA, Special Facility Revenue Bonds
                                             (British Airways PLC Project), AMT, 7.625% due 12/01/2032                  828
                AAA       Aaa         7,860  New York City, New York, City Municipal Water Finance Authority,
                                             Water and Sewer System Revenue Bonds, RITR, Series 11, 10.44% due
                                             6/15/2026 (c)(e)                                                         9,478
                                             New York State Dormitory Authority Revenue Bonds (Mental Health
                                             Services), Series B (d):
                AAA       Aaa         2,550      5.75% due 2/15/2010 (h)                                              2,975
                AAA       Aaa           950      5.75% due 2/15/2020                                                  1,067
                A+        NR*         4,610  New York State Municipal Bond Bank Agency, Special School Purpose
                                             Revenue Bonds, Series C, 5.25% due 12/01/2019                            4,940
                NR*       NR*            55  Suffolk County, New York, IDA, Civic Facility Revenue Bonds
                                             (Special Needs Facilities Pooled Program), Series D-1, 5.50% due
                                             7/01/2007                                                                   55
                                             Tobacco Settlement Financing Corporation of New York Revenue Bonds,
                                             Series A-1:
                AA-       A3          1,100      5.50% due 6/01/2014                                                  1,200
                AA-       A3          1,100      5.50% due 6/01/2015                                                  1,186
                AA-       A3          2,400      5.50% due 6/01/2018                                                  2,593
                NR*       NR*         1,575  Westchester County, New York, IDA, Continuing Care Retirement,
                                             Mortgage Revenue Bonds (Kendal on Hudson Project), Series A, 6.50%
                                             due 1/01/2034                                                            1,568

North           BBB       Baa3        2,000  North Carolina Eastern Municipal Power Agency, Power System Revenue
Carolina--1.4%                               Bonds, Series D, 6.75% due 1/01/2026                                     2,221

Ohio--6.4%      AAA       Aaa        10,000  Ohio State Air Quality Development Authority, Revenue Refunding
                                             Bonds (Dayton Power & Light Company), Series B, 6.40% due
                                             8/15/2027 (d)                                                           10,136

Oklahoma--0.9%                               Tulsa, Oklahoma, Municipal Airport Trust Revenue Refunding Bonds
                                             (AMR Corporation), AMT, Series A:
                B-        Caa2          430      5.80% due 6/01/2035                                                    424
                B-        Caa2        1,075      5.375% due 12/01/2035                                                  994

Pennsylvania--                               Pennsylvania Economic Development Financing Authority, Exempt
4.7%                                         Facilities Revenue Bonds (National Gypsum Company), AMT:
                NR*       NR*         2,750      Series A, 6.25% due 11/01/2027                                       2,816
                NR*       NR*         2,000      Series B, 6.125% due 11/01/2027                                      2,032
                NR*       NR*           540  Philadelphia, Pennsylvania, Authority for IDR, Commercial
                                             Development, 7.75% due 12/01/2017                                          548
                A-        NR*         2,000  Sayre, Pennsylvania, Health Care Facilities Authority, Revenue
                                             Refunding Bonds (Guthrie Health), Series A, 5.875% due 12/01/2031        2,085

Rhode Island--                               Rhode Island State Health and Educational Building Corporation,
1.4%                                         Hospital Financing Revenue Bonds (Lifespan Obligation Group):
                BBB       Baa2        1,000      6.375% due 8/15/2021                                                 1,043
                BBB       Baa2        1,165      6.50% due 8/15/2032                                                  1,196


MUNIHOLDINGS FUND II, INC., JANUARY 31, 2004


Schedule of Investments (continued)                                                                          (In Thousands)

                S&P       Moody's  Face
State           Ratings   Ratings  Amount    Municipal Bonds                                                       Value
South           BBB+      Baa2     $  2,080  Medical University, South Carolina, Hospital Authority,
Carolina--4.6%                               Hospital Facilities Revenue Refunding Bonds, Series A, 6.375%
                                             due 8/15/2027                                                        $   2,180
                BBB-      NR*         2,000  South Carolina Jobs, EDA, Economic Development Revenue Bonds
                                             (Westminster Presbyterian Center), 7.75% due 11/15/2030                  2,203
                                             Tobacco Settlement Revenue Management Authority of South Carolina,
                                             Tobacco Settlement Revenue Bonds, Series B:
                BBB       Baa2        1,700      6.375% due 5/15/2028                                                 1,614
                BBB       Baa2        1,400      6.375% due 5/15/2030                                                 1,319

Tennessee--     NR*       NR*         2,200  Hardeman County, Tennessee, Correctional Facilities Corporation
3.8%                                         Revenue Bonds, Series B, 7.375% due 8/01/2017                            2,283
                A-        Baa1        3,450  Shelby County, Tennessee, Health, Educational and Housing Facility
                                             Board, Hospital Revenue Refunding Bonds (Methodist Healthcare),
                                             6.50% due 9/01/2026                                                      3,767

Texas--11.3%    BBB-      Baa3        2,665  Austin, Texas, Convention Center Revenue Bonds (Convention
                                             Enterprises Inc.), First Tier, Series A, 6.70% due 1/01/2028             2,826
                                             Brazos River Authority, Texas, PCR, Refunding:
                BBB       Baa2        1,000      (TXU Electric Company LLC Project), Series B, 4.75% due
                                                 5/01/2029                                                            1,057
                BBB       Baa2        1,100      (TXU Energy Company LLC Project), AMT, Series C, 6.75% due
                                                 10/01/2038                                                           1,196
                A-        A3          2,875  Brazos River, Texas, Harbor Navigation District, Brazoria County
                                             Environmental Revenue Refunding Bonds (Dow Chemical Company Project),
                                             AMT, Series A-7, 6.625% due 5/15/2033                                    3,130
                BBB       Baa2        2,685  Gulf Coast, Texas, Waste Disposal Authority Revenue Refunding Bonds
                                             (International Paper Company), AMT, Series A, 6.10% due 8/01/2024        2,818
                BBB-      Ba1         2,965  Matagorda County, Texas, Navigation District Number 1, Revenue
                                             Refunding Bonds (Reliant Energy Inc.), Series C, 8% due 5/01/2029        3,252
                BB        Ba3         1,100  Port Corpus Christi, Texas, Individual Development Corporation,
                                             Environmental Facilities Revenue Bonds (Citgo Petroleum Corporation
                                             Project), AMT, 8.25% due 11/01/2031                                      1,151
                BBB       Baa2        2,495  Red River Authority, Texas, PCR, Refunding (Celanese Project),
                                             Series A, 6.45% due 11/01/2030                                           2,613

Vermont--0.6%   BBB+      NR*         1,000  Vermont Educational and Health Buildings, Financing Agency Revenue
                                             Bonds (Developmental and Mental Health), Series A, 6.50% due
                                             6/15/2032                                                                1,028

Virginia--                                   Chesterfield County, Virginia, IDA, PCR (Virginia Electric and
16.0%                                        Power Company):
                BBB+      A3            425      Series A, 5.875% due 6/01/2017                                         460
                BBB+      A3            575      Series B, 5.875% due 6/01/2017                                         622
                AAA       Aaa        10,000  Fairfax County, Virginia, EDA, Resource Recovery Revenue Refunding
                                             Bonds, AMT, Series A, 6.10% due 2/01/2011 (a)                           11,551
                                             Pocahontas Parkway Association, Virginia, Toll Road Revenue Bonds:
                NR*       Ba1         6,200      First Tier, Sub-Series C, 6.25%** due 8/15/2030                        271
                BB        NR*        18,400      Senior-Series B, 5.90%** due 8/15/2030                               2,402
                BB        NR*        30,000      Senior-Series B, 5.95%** due 8/15/2033                               3,201
                AAA       Aaa         2,400  Virginia State, HDA, Commonwealth Mortgage Revenue Bonds, Series J,
                                             Sub-Series J-1, 5.20% due 7/01/2019 (d)                                  2,464
                AA+       Aa1         1,095  Virginia State, HDA, Rental Housing Revenue Bonds, AMT, Series B,
                                             5.625% due 8/01/2011                                                     1,157
                AA+       Aa1         3,200  Virginia State, HDA, Revenue Bonds, AMT, Series D, 6% due 4/01/2024      3,372

Washington--    NR*       NR*         1,065  Seattle, Washington, Housing Authority Revenue Bonds (Replacement
0.7%                                         Housing Project), 6.125% due 12/01/2032                                  1,056

Wisconsin--     BBB+      NR*         1,360  Wisconsin State Health and Educational Facilities Authority
0.9%                                         Revenue Bonds (Synergyhealth Inc.), 6% due 11/15/2032                    1,378

Virgin          BBB-      Baa3        3,600  Virgin Islands Government Refinery Facilities, Revenue Refunding
Islands--2.4%                                Bonds (Hovensa Coker Project), AMT, 6.50% due 7/01/2021                  3,886

                                             Total Municipal Bonds (Cost--$226,647)--148.0%                         235,831


MUNIHOLDINGS FUND II, INC., JANUARY 31, 2004


Schedule of Investments (concluded)                                                                          (In Thousands)

                                Shares Held  Short-Term Securities                                                 Value
                                      6,512  Merrill Lynch Institutional Tax-Exempt Fund (g)                      $   6,512

                                             Total Short-Term Securities (Cost--$6,512)--4.1%                         6,512

                Total Investments (Cost--$233,159)--152.1%                                                          242,343
                Other Assets Less Liabilities--2.5%                                                                   4,082
                Preferred Stock, at Redemption Value--(54.6%)                                                      (87,058)
                                                                                                                  ---------
                Net Assets Applicable to Common Stock--100.0%                                                     $ 159,367
                                                                                                                  =========

(a)AMBAC Insured.

(b)FGIC Insured.

(c)FSA Insured.

(d)MBIA Insured.

(e)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2004.

(f)GNMA Collateralized.

(g)Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                 (in Thousands)

                                           Net          Dividend
Affiliate                                Activity        Income

Merrill Lynch Institutional
Tax-Exempt Fund                           6,000           $35


(h)Prerefunded.

(i)XL Capital Insured.

*Not Rated.

**Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

See Notes to Financial Statements.



Quality Profile


The quality ratings of securities in the Fund for the six months ended January 31, 2004 were as follows:

                                        Percent of
                                          Total
S&P Rating/Moody's Rating              Investments

AAA/Aaa                                    27.5%
AA/Aa                                      10.2
A/A                                        10.1
BBB/Baa                                    29.7
BB/Ba                                       6.0
B/B                                         1.9
CCC/Caa                                     0.9
NR (Not Rated)                             11.0
Other*                                      2.7

*Temporary investments in short-term securities.



MUNIHOLDINGS FUND II, INC., JANUARY 31, 2004


Statement of Net Assets

As of January 31, 2004
Assets

               Investments, at value (identified cost--$233,159,020)                                        $   242,343,295
               Cash                                                                                                  38,640
               Receivables:
                  Interest                                                                $     4,078,982
                  Securities sold                                                                 982,575
                  Dividends from affiliates                                                           144         5,061,701
                                                                                          ---------------
               Prepaid expenses                                                                                     170,079
                                                                                                            ---------------
               Total assets                                                                                     247,613,715
                                                                                                            ---------------

Liabilities

               Payables:
                  Securities purchased                                                            978,690
                  Investment adviser                                                              127,622
                  Other affiliates                                                                  4,310         1,110,622
                                                                                          ---------------
               Accrued expenses                                                                                      78,105
                                                                                                            ---------------
               Total liabilities                                                                                  1,188,727
                                                                                                            ---------------

Preferred Stock

               Preferred Stock, at redemption value, par value $.10 per share
               (1,740 Series A Shares and 1,740 Series B Shares of AMPS* issued
               and outstanding at $25,000 per share liquidation preference)                                      87,058,064
                                                                                                            ---------------

Net Assets Applicable to Common Stock

               Net assets applicable to Common Stock                                                        $   159,366,924
                                                                                                            ===============

Analysis of Net Assets Applicable to Common Stock

               Common Stock, par value $.10 per share (11,114,112 shares issued
               and outstanding)                                                                             $     1,111,411
               Paid-in capital in excess of par                                                                 164,424,938
               Undistributed investment income--net                                       $     3,883,173
               Accumulated realized capital losses on investments--net                       (19,236,873)
               Unrealized appreciation on investments--net                                      9,184,275
                                                                                          ---------------
               Total accumulated losses--net                                                                    (6,169,425)
                                                                                                            ---------------
               Total--Equivalent to $14.34 net asset value per share of Common Stock
               (market price--$14.61)                                                                       $   159,366,924
                                                                                                            ===============

*Auction Market Preferred Stock.

See Notes to Financial Statements.


MUNIHOLDINGS FUND II, INC., JANUARY 31, 2004


Statement of Operations

For the Six Months Ended January 31, 2004
Investment Income

               Interest                                                                                     $     7,310,540
               Dividends from affiliates                                                                             34,546
                                                                                                            ---------------
               Total income                                                                                       7,345,086
                                                                                                            ---------------

Expenses

               Investment advisory fees                                                   $       672,329
               Commission fees                                                                    110,652
               Accounting services                                                                 48,115
               Professional fees                                                                   29,951
               Transfer agent fees                                                                 21,025
               Printing and shareholder reports                                                    18,626
               Directors' fees and expenses                                                        16,998
               Listing fees                                                                        14,518
               Pricing fees                                                                         7,312
               Custodian fees                                                                       7,140
               Other                                                                               14,357
                                                                                          ---------------
               Total expenses before reimbursement                                                961,023
               Reimbursement of expenses                                                          (7,995)
                                                                                          ---------------
               Total expenses after reimbursement                                                                   953,028
                                                                                                            ---------------
               Investment income--net                                                                             6,392,058
                                                                                                            ---------------

Realized & Unrealized Gain on Investments--Net

               Realized gain on investments--net                                                                    976,512
               Change in unrealized appreciation on investments--net                                              8,570,286
                                                                                                            ---------------
               Total realized and unrealized gain on investments--net                                             9,546,798
                                                                                                            ---------------

Dividends to Preferred Stock Shareholders

               Investment income--net                                                                             (527,237)
                                                                                                            ---------------
               Net Increase in Net Assets Resulting from Operations                                         $    15,411,619
                                                                                                            ===============

See Notes to Financial Statements.


MUNIHOLDINGS FUND II, INC., JANUARY 31, 2004


Statements of Changes in Net Assets
                                                                                             For the Six          For the
                                                                                             Months Ended        Year Ended
                                                                                             January 31,          July 31,
Increase (Decrease) in Net Assets:                                                               2004               2003
Operations

               Investment income--net                                                     $     6,392,058   $    12,794,858
               Realized gain on investments--net                                                  976,512         1,901,703
               Change in unrealized appreciation on investments--net                            8,570,286       (3,570,923)
               Dividends to Preferred Stock shareholders                                        (527,237)       (1,117,585)
                                                                                          ---------------   ---------------
               Net increase in net assets resulting from operations                            15,411,619        10,008,053
                                                                                          ---------------   ---------------

Dividends to Common Stock Shareholders

               Investment income--net                                                         (5,647,595)      (10,608,927)
                                                                                          ---------------   ---------------
               Net decrease in net assets resulting from dividends to Common Stock
               shareholders                                                                   (5,647,595)     ( 10,608,927)
                                                                                          ---------------   ---------------

Common Stock Transactions

               Value of shares issued to Common Stock shareholders in reinvestment of
               dividends                                                                          341,278           229,423
                                                                                          ---------------   ---------------

Net Assets Applicable to Common Stock

               Total increase (decrease) in net assets applicable to Common Stock              10,105,302         (371,451)
               Beginning of year                                                              149,261,622       149,633,073
                                                                                          ---------------   ---------------
               End of year*                                                               $   159,366,924   $   149,261,622
                                                                                          ===============   ===============
                  *Undistributed investment income--net                                   $     3,883,173   $     3,665,947
                                                                                          ===============   ===============

See Notes to Financial Statements.


MUNIHOLDINGS FUND II, INC., JANUARY 31, 2004


Financial Highlights

The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.       Months Ended
                                                             January 31,           For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                          2004        2003         2002       2001+++      2000+++
Per Share Operating Performance

               Net asset value, beginning of period         $     13.46   $    13.51   $    13.42   $    12.45   $    14.16
                                                            -----------   ----------   ----------   ----------   ----------
               Investment income--net                           .58++++     1.16++++         1.10         1.06         1.08
               Realized and unrealized gain (loss)
               on investments--net                                  .86        (.15)        (.04)          .95       (1.67)
               Dividends and distributions to Preferred
               Stock shareholders:
                  Investment income--net                          (.05)        (.10)        (.13)        (.28)        (.29)
                  In excess of realized gain on
                  investments--net                                   --           --           --           --         --++
                                                            -----------   ----------   ----------   ----------   ----------
               Total from investment operations                    1.39          .91          .93         1.73        (.88)
                                                            -----------   ----------   ----------   ----------   ----------
               Less dividends and distributions to
               Common Stock shareholders:
                  Investment income--net                          (.51)        (.96)        (.84)        (.76)        (.82)
                  In excess of realized gain on
                  investments--net                                   --           --           --           --        (.01)
                                                            -----------   ----------   ----------   ----------   ----------
               Total dividends and distributions to
               Common Stock shareholders                          (.51)        (.96)        (.84)        (.76)        (.83)
                                                            -----------   ----------   ----------   ----------   ----------
               Net asset value, end of period               $     14.34   $    13.46   $    13.51   $    13.42   $    12.45
                                                            ===========   ==========   ==========   ==========   ==========

               Market price per share, end of period        $     14.61   $    13.16   $    12.96   $    12.35   $  11.4375
                                                            ===========   ==========   ==========   ==========   ==========

Total Investment Return***

               Based on market price per share              15.12%+++++        9.21%       12.12%       15.06%      (4.93%)
                                                            ===========   ==========   ==========   ==========   ==========
               Based on net asset value per share           10.47%+++++        7.15%        7.56%       14.86%      (5.44%)
                                                            ===========   ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common Stock

               Total expenses, net of reimbursement**            1.22%*        1.26%        1.29%        1.28%        1.32%
                                                            ===========   ==========   ==========   ==========   ==========
               Total expenses**                                  1.23%*        1.26%        1.29%        1.28%        1.32%
                                                            ===========   ==========   ==========   ==========   ==========
               Total investment income--net**                    8.16%*        8.48%        8.27%        8.29%        8.71%
                                                            ===========   ==========   ==========   ==========   ==========
               Amount of dividends to Preferred Stock
               shareholders                                       .67%*         .74%         .95%        2.20%        2.34%
                                                            ===========   ==========   ==========   ==========   ==========
               Investment income--net, to Common Stock
               shareholders                                      7.49%*        7.74%        7.32%        6.09%        6.36%
                                                            ===========   ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common & Preferred Stock**

               Total expenses, net of reimbursement               .78%*         .80%         .81%         .79%         .81%
                                                            ===========   ==========   ==========   ==========   ==========
               Total expenses                                     .79%*         .80%         .81%         .79%         .81%
                                                            ===========   ==========   ==========   ==========   ==========
               Total investment income--net                      5.22%*        5.38%        5.19%        5.14%        5.34%
                                                            ===========   ==========   ==========   ==========   ==========


MUNIHOLDINGS FUND II, INC., JANUARY 31, 2004


Financial Highlights (concluded)
                                                             For the Six
                                                             Months Ended
The following per share data and ratios have been derived    January 31,           For the Year Ended July 31,
from information provided in the financial statements.           2004        2003         2002       2001+++      2000+++
Ratios Based on Average Net Assets of Preferred Stock

               Dividends to Preferred Stock shareholders         1.20%*        1.28%        1.60%        3.59%        3.72%
                                                            ===========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets applicable to Common Stock,
               end of period (in thousands)                 $   159,367   $  149,262   $  149,633   $  148,618   $  137,819
                                                            ===========   ==========   ==========   ==========   ==========
               Preferred Stock outstanding, end of
               period (in thousands)                        $    87,000   $   87,000   $   87,000   $   87,000   $   87,000
                                                            ===========   ==========   ==========   ==========   ==========
               Portfolio turnover                                13.47%       44.03%       46.31%       57.57%      129.35%
                                                            ===========   ==========   ==========   ==========   ==========

Leverage

               Asset coverage per $1,000                    $     2,832   $    2,716   $    2,720   $    2,708   $    2,584
                                                            ===========   ==========   ==========   ==========   ==========

Dividends Per Share on Preferred Stock Outstanding

               Series A--Investment income--net             $       104   $      279   $      409   $      908   $      967
                                                            ===========   ==========   ==========   ==========   ==========
               Series B--Investment income--net             $       199   $      363   $      394   $      890   $      893
                                                            ===========   ==========   ==========   ==========   ==========

*Annualized.

**Do not reflect the effect of dividends to Preferred Stock shareholders.

***Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. If applicable, the Fund's Investment
Adviser waived a portion of its management fees. Without such waiver, the Fund's performance would have been lower.

++Amount is less than $(.01) per share.

++++Based on average shares outstanding.

+++Certain prior year amounts have been reclassified to conform to current year presentation.

+++++Aggregate total investment return.

See Notes to Financial Statements.


MUNIHOLDINGS FUND II, INC., JANUARY 31, 2004



Notes to Financial Statements


1. Significant Accounting Policies:
MuniHoldings Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUH. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund from the counterparty. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).



MUNIHOLDINGS FUND II, INC., JANUARY 31, 2004



Notes to Financial Statements (continued)


Written and purchased options are non-income producing investments.

* Forward interest rate swaps--The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the six months ended January 31, 2004, FAM reimbursed the Fund in the amount of $7,995.

For the six months ended January 31, 2004, the Fund reimbursed FAM $2,549 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 2004 were $31,482,312 and $37,017,576, respectively.

Net realized gains for the six months ended January 31, 2004 and net unrealized gains as of January 31, 2004 were as follows:


                                        Realized         Unrealized
                                           Gains              Gains

Long-term investments              $     976,512      $   9,184,275
                                   -------------      -------------
Total                              $     976,512      $   9,184,275
                                   =============      =============


As of January 31, 2004, net unrealized appreciation for Federal income tax purposes aggregated $9,415,786, of which $14,236,117 related to appreciated securities and $4,820,331 related to depreciated securities. The aggregate cost of investments at January 31, 2004 for Federal income tax purposes was $232,927,509.


4. Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the six months ended January
31, 2004 and the year ended July 31, 2003 increased by 24,124 and 16,654, respectively, as a result of dividend reinvestment.



MUNIHOLDINGS FUND II, INC., JANUARY 31, 2004



Notes to Financial Statements (concluded)


Preferred Stock
Auction Market Preferred Stock are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at January 31, 2004 were as follows: Series A, .80% and Series B, 1.55%.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended January 31, 2004, Merrill Lynch, Pierce, Fenner & Smith
Incorporated, an affiliate of FAM, earned $19,341 as commissions.


5. Capital Loss Carryforward:
On July 31, 2003, the Fund had a net capital loss carryforward of $20,213,383, of which $7,226,789 expires in 2008, $12,107,981 expires in 2009, $689,205 expires in 2010 and $189,408 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
The Fund paid a tax-exempt income dividend to holders of Common
Stock in the amount of $.087000 per share on February 26, 2004 to shareholders of record on February 13, 2004.


Proxy Results

During the six-month period ended January 31, 2004, MuniHoldings
Fund II, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on January 30, 2004. A description of the proposal and number of shares voted are as follows:


                                                                     Shares Voted    Shares Withheld
                                                                         For           From Voting
1. To elect the Fund's Directors:    Terry K. Glenn                   10,369,883         411,562
                                     Cynthia A. Montgomery            10,367,383         414,062
                                     Kevin A. Ryan                    10,370,383         411,062
                                     Roscoe S. Suddarth               10,367,383         414,062
                                     Edward D. Zinbarg                10,372,883         408,562




During the six-month period ended January 31, 2004, MuniHoldings
Fund, II Inc.'s Preferred Stock (Series A & B) shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on January 30, 2004. A description of the proposal and number of shares voted are as follows:


                                                                     Shares Voted    Shares Withheld
                                                                         For           From Voting
1. To elect the Fund's Board of Directors: Terry K. Glenn,
   Ronald W. Forbes, Cynthia A. Montgomery, Kevin A. Ryan,
   Roscoe S. Suddarth, Richard R. West and Edward D. Zinbarg            3,394               1




MUNIHOLDINGS FUND II, INC., JANUARY 31, 2004



Officers and Directors


Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Robert A. DiMella, Vice President
Donald C. Burke, Vice President and Treasurer
Brian D. Stewart, Secretary


Charles C. Reilly, Director of MuniHoldings Fund II, Inc., has recently retired. The Fund's Board of Directors wishes Mr. Reilly well in his retirement.



Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286


Preferred Stock:
The Bank of New York
101 Barclay Street--7 West
New York, NY 10286



NYSE Symbol
MUH



Dividend Policy


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MUNIHOLDINGS FUND II, INC., JANUARY 31, 2004



Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Reserved

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies -
Proxy Voting Policies and Procedures

Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved.
The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

* Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

* Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

* Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

* Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

* Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

* Routine proposals related to requests regarding the formalities of corporate meetings.

* Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

* Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Reserved

Item 9 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11 - Exhibits attached hereto

11(a) - Not Applicable

11(b) - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


MuniHoldings Fund II, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       MuniHoldings Fund II, Inc.


Date: March 19, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       MuniHoldings Fund II, Inc.


Date: March 19, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       MuniHoldings Fund II, Inc.


Date: March 19, 2004